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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 13, 2002
                          ----------------------------
                Date of report (Date of earliest event reported)

                              HUBBELL INCORPORATED
             (exact name of registrant as specified in its charter)


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
              CONNECTICUT                               1-2958                               06-0397030
         --------------------                   ----------------------                  --------------------
    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)
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             584 Derby Milford Road, Orange, Connecticut 06477-4024
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
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              (Registrant's telephone number, including area code)

                                       N/A
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 9. REGULATION FD DISCLOSURE.

         On August 13, 2002, each of the Principal Executive Officer, Timothy H. Powers, and Principal Financial Officer, William T. Tolley, of Hubbell Incorporated submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               HUBBELL INCORPORATED




                                      By:      /s/ Richard W. Davies
                                               ---------------------------------
                                               Name:    Richard W. Davies
                                               Title:   Vice President, General
                                                        Counsel and Secretary

Date: August 13, 2002
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                                  EXHIBIT INDEX
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EXHIBIT NO.               DOCUMENT DESCRIPTION
99.1                      Statement Under Oath of Principal Executive Officer dated August 12, 2002
99.2                      Statement Under Oath of Principal Financial Officer dated August 12, 2002

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